                                 SCHEDULE 14A
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant(s)          / X /

Filed by a party other than the Registrant     /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement

/ X /  Definitive Proxy Statement

/   / Definitive Additional Materials

/   / Soliciting Material under Rule 14a-12

                         OPPENHEIMER REAL ESTATE FUND
         ------------------------------------------------------------
             (Name of Registrant(s) as Specified in Its Charter)

                                SAME AS ABOVE
         ------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ X / No Fee Required

/   / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11:  1(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/   / Fee paid previously with preliminary materials.
/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

---------------------------------------

John V. Murphy
Chairman, President and                                   OppenheimerFunds Logo
Chief Executive Officer                                   OppenheimerFunds,Inc.

                                                      Two World Financial Center
                                                      225 Liberty Street
                                                      New York, NY 10281-1008
                                                      www.oppenheimerfunds.com

February 12, 2006

Dear Oppenheimer Real Estate Fund Shareholder:

We have scheduled a shareholder meeting on April 5, 2007 for you to decide upon important proposals for the Fund. Your ballot card and a proxy statement describing these proposals are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for"
the proposals.  Regardless of the number of shares you own, it is important that your shares be represented and voted.  So we urge you to consider these issues carefully and make your vote count.

What are the proposals?

o     Election of Trustees.  You are being asked to consider and approve the election of eleven Trustees.  You will find detailed information on the
   Trustees in the enclosed proxy statement.

o     Change in Diversification Status.  Your approval is requested to change the status of the Fund from a "diversified company" to a "non-diversified company."

Why does the Board of Trustees recommend these proposals?

The proposed election of Trustees is intended to give the Board flexibility to appoint one or more Trustees in the future while assuring compliance with the regulatory requirements for the election of Trustees by the Fund's shareholders.  The proposed change to non-diversified status would allow the
Fund to take larger positions in one or more issuers and is intended to provide the Fund with more investment flexibility to respond to consolidation in the
REIT industry.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone or internet by following the instructions on the proxy ballot.  Using a touch-tone telephone or the internet to cast your vote saves you time and helps reduce the
Fund's expenses.  If you vote by phone or internet, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the scheduled meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

Please read the enclosed proxy statement for complete details on these proposals.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.225.5677. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                      Sincerely,

                                                      /s/ John V. Murphy

                                                      John V. Murphy
Enclosures
XP0590.002.0107

                               OPPENHEIMER REAL ESTATE FUND

                       6803 South Tucson Way, Centennial, CO 80112

                        Notice of Special Meeting of Shareholders
                                 To Be Held April 5, 2007

To the Shareholders of Oppenheimer Real Estate Fund:

     Notice is hereby  given  that a special  meeting of the  Shareholders  (the
"Meeting") of Oppenheimer Real Estate Fund (the "Fund") will be held on April 5,
2007 at 1:00 P.M.  Mountain  Time,  as may be adjourned  from time to time.  The meeting  will be held at the Fund's  offices  located at 6803 South  Tucson Way,
Centennial, Colorado 80112.

At the Meeting, shareholders of the Fund will vote on the following:

1.    A proposal to elect eleven Trustees;

2.    A proposal to change the Fund's status from a "diversified company" to a
"non-diversified company"; and

3.    To transact such other business as may properly come before the Meeting, or any adjournments thereof.

     Any  shareholder  who owned  shares of the Fund at the close of business on
January 11, 2007 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any  adjournment  or  postponement  of the
Meeting.  Please  read the  full  text of the  enclosed  Proxy  Statement  for a complete understanding of the proposals.

                  YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                              WE URGE YOU TO VOTE PROMPTLY.
                                 YOUR VOTE IS IMPORTANT.
PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING
TODAY.

Dated: February 12, 2007

                                              By Order of the Board of Trustees,

                                                        /s/ Robert G. Zack

                                                       Robert G. Zack, Secretary

                               OPPENHEIMER REAL ESTATE FUND

                             SPECIAL MEETING OF SHAREHOLDERS
                                        to be held
                                      April 5, 2007

     This is a Proxy  Statement  for  the  Oppenheimer  Real  Estate  Fund  (the
"Fund").  The Board of Trustees  ("Board") of the Fund is soliciting proxies for the special meeting of the Fund's  shareholders  to approve  proposals that have already been approved by the Board.

     The Board has sent you this Proxy Statement to ask for your vote on several proposals  affecting  the  Fund.  The  Fund  will  hold  a  special  meeting  of
Shareholders  on April 5, 2007 at 1:00 p.m.  Mountain  Time, as may be adjourned from  time to time  (the  "Meeting").  The  Meeting  will be held at the  Fund's offices located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

     Any  shareholder  who owned  shares of the Fund on  January  11,  2007 (the
"Record  Date") will receive  notice of the Meeting and will be entitled to vote at the meeting or any adjournment or  postponement of the meeting.  Shareholders are entitled to cast one vote for each full share and  fractional  vote for each fractional share they own on the Record Date.

     You should  read the entire  Proxy  Statement  before  voting.  Please call
1-800-225-5677  (1-800-CALL-OPP)  if you have any  questions  about  this  Proxy
Statement or the proposals described in the Proxy Statement.

     The  Fund  expects  to mail the  Notice  of  Special  Meeting,  this  Proxy
Statement and the proxy ballot to shareholders on or about February 12, 2007.

     The Fund is required by federal law to file reports,  proxy  statements and other information with the Securities and Exchange  Commission (the "SEC").  You
can inspect and copy proxy  statements,  reports  and other  information  at the
SEC's Public Reference Room in Washington,  D.C. (Phone:  1-202-942-8090) or the
EDGAR database on the SEC's website at www.sec.gov.  Copies may be obtained upon payment of a duplicating fee by electronic  request at the SEC's e-mail address:
publicinfo@sec.gov  or  by  writing  to  the  SEC's  Public  Reference  Section,
Washington, D.C. 20549-0102.

     The Annual Report to  Shareholders of the Fund dated April 30, 2006 and the
Semi-Annual  Report to  Shareholders  of the Fund dated  October 31, 2006,  have previously  been sent to  shareholders.  Upon  request,  the  Fund's  annual and semi-annual  reports are  available  at no cost.  You may receive a free copy of these documents by visiting the website at www.oppenheimerfunds.com,  writing to the  Transfer  Agent at P.O. Box 5270,  Denver,  Colorado  80217,  or by calling toll-free 1-800-225-5677 (1-800-CALL-OPP).

                                  QUESTIONS AND ANSWERS

Q.    What proposals am I being asked to vote on?

A.    You are being asked to vote on the following proposals:

1.    To elect eleven members to the Board of Trustees; and

2.    To  change  the  Fund's  status  from  a  "diversified  company"  to  a
"non-diversified company."

Q.    Has the Fund's Board approved the Proposals?

A.    Yes. The Board  unanimously  approved the proposals and recommends  that you vote to approve each proposal.

Q.    Why am I being asked to elect eleven Trustees?

A.    Section 16(a) of the Investment Company Act of 1940 ("Investment Company
Act") requires that at least a majority of the Fund's Trustees be elected by the shareholders.  In addition, under this section, new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements,  resignations or an expansion of the Board unless,  after those appointments,  at least 66.67%
of the Trustees have been elected by shareholders.

     The  Fund's  Board  currently  consists  of  eleven  Trustees.  All  of the
Trustees,  except Brian F. Wruble,  were elected to the Board by shareholders of the Fund on September  26,  2005.  Mr.  Wruble was  appointed as a member of the
Board by the Fund's  Trustees  on October 10,  2005.  The Fund's  Trustees  also elected Mr. Wruble to serve as Chairman of the Board effective January 1, 2007.

     The  current  composition  of the Board meets the  regulatory  requirements described  above.  However,  in order  for the Fund to  submit  for  shareholder approval the election of a single Trustee, the Fund is required under its bylaws
to  also  submit  for  shareholder   approval  the  election  of  all  Trustees.
Consequently,  the  election  of each of the Fund's  current  Trustees  is being submitted for  shareholder  approval.  Approval by shareholders of this proposal would give the Board  flexibility  to appoint one or more Trustees in the future while assuring compliance with the regulatory  requirements discussed above. The
Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), also believes it is in the  Fund's  and its  shareholders'  best  interests  that  the  Fund's
Chairman be elected by shareholders.

Q.   Why am I being  asked to  approve a change in the Fund's  status  from a diversified fund to a non-diversified fund?

A.   The  Fund  currently  operates  as a  "diversified  company"  under  the
Investment  Company Act. The Fund may change from a  "diversified  company" to a
"non-diversified  company"  only  if  the  change  is  approved  by  the  Fund's shareholders.

     As a diversified  fund,  the Fund,  as to 75% of its total  assets,  cannot invest more than 5% of its assets in the  securities of a particular  issuer and cannot hold more than 10% of the  outstanding  voting  securities of the issuer.
The proposed change to non-diversified status would enable the Fund to invest in a particular issuer above these limits.

     Recently,  consolidation  in the REIT industry has created a number of very large  companies  that are included in the FTSE NAREIT Equity Index,  the Fund's benchmark  index.  As a diversified  fund, the Fund is limited in its ability to take  overweight  positions in principal  benchmark  constituents.  The proposed change to  non-diversified  status is  intended  to  provide  the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry.

     As a non-diversified  fund, the Fund will be subject to additional risk. To the extent the Fund invests a relatively  high  percentage  of its assets in the securities of a single issuer or a group of issuers, the Fund's performance will be more  vulnerable to changes in the market value of the single issuer or group of issuers,  and more  susceptible to risks  associated with a single  economic, political or regulatory  occurrence,  than it would be had the Fund continued to operate as a diversified fund.

Q.   Will the proposed changes in the fundamental  investment policies change the investment objective or investment risks of the Fund?

A.   The Fund will continue to be managed according to its current investment objective and investment strategies.

     The proposed  change to  non-diversification  status is intended to provide the Fund with greater  investment  flexibility  to respond to future  investment opportunities.  However, the ability to invest a higher percentage of its assets in the  securities  of a particular  issuer could subject the Fund to additional risk of loss if those securities lose market value.

Q.   When will the Meeting be held?

A.   The Meeting will be held on April 5, 2007, unless it is adjourned.

Q.   Will the Trustees attend the Meeting?

A.   No. The  Trustees  are not required to attend nor do they plan to attend the Meeting.

Q.   How do I vote my shares?

A.   You can vote your shares by  completing  and signing the enclosed  proxy ballot(s),  and  mailing  the  proxy  ballot(s)  in the  enclosed  postage  paid envelope.  You also may vote your  shares by  telephone  or via the  internet by following the  instructions  on the attached  proxy  ballot(s) and  accompanying materials.

     If you need  assistance,  or have any questions  regarding the proposals or how to vote your shares, please call 1-800-225-5677 (1-800-CALL-OPP).

                                        PROPOSAL 1
                                   ELECTION OF TRUSTEES

     At the Meeting,  eleven Trustees are proposed to be elected.  Section 16(a)
of the  Investment  Company Act requires  that at least a majority of the Fund's
Trustees be elected by the shareholders.  In addition,  under this section,  new
Trustees cannot be appointed by the existing  Trustees to fill vacancies created by retirements,  resignations  or an expansion of the Board unless,  after those appointments, at least 66.67% of the Trustees have been elected by shareholders.

     The  Fund's  Board  currently  consists  of  eleven  Trustees.  All  of the
Trustees,  except Brian F. Wruble,  were elected to the Board by shareholders of the Fund on September  26,  2005.  Mr.  Wruble was  appointed as a member of the
Board by the Fund's  Trustees on December 10,  2005.  The Fund's  Trustees  also elected Mr. Wruble to serve as Chairman of the Board effective January 1, 2007.

     The  current  composition  of the Board meets the  regulatory  requirements described  above.  However,  in order  for the Fund to  submit  for  shareholder approval the election of a single Trustee, the Fund is required under its bylaws
to  also  submit  for  shareholder   approval  the  election  of  all  Trustees.
Consequently,  the  election  of each of the Fund's  current  Trustees  is being submitted for  shareholder  approval.  Approval by shareholders of this proposal would give the Board  flexibility  to appoint one or more Trustees in the future while assuring compliance with the regulatory  requirements described above. The
Manager also believes it is in the Fund's and its  shareholders'  best interests that the Fund's Chairman be elected by shareholders.

     The Fund is not required,  and does not intend, to hold annual  shareholder meetings  for the purpose of electing  Trustees.  As a result,  if elected,  the
Trustees will hold office until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election or serve his or her term, or resign,  the Board of Trustees may,  subject to the Investment  Company
Act, in its discretion, select another person to fill the vacant position.

     Although  the  Fund  will  not  normally   hold  annual   meetings  of  its
shareholders,  it may hold  shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's  Declaration of Trust.  Also, if at any time,  less than a majority  of the  Trustees  holding  office  have been elected by the  shareholders,  the Trustees  then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

     Each of the  Trustees  serves as trustee or  director of other funds in the
Oppenheimer  family  of funds.  Except  for Mr.  Murphy,  the  Trustees  are not
"interested  persons" of the Fund within the meaning of the  Investment  Company
Act (the "Independent Trustees").  Mr. Murphy is an "interested person" (as that term is  defined  in the  Investment  Company  Act) of the  Fund  because  he is affiliated  with the  Manager  by  virtue of his  positions  as an  officer  and director of the Manager,  and as a shareholder of its parent company. Mr. Murphy was appointed as a Trustee of the Fund with the understanding  that in the event he ceases to be the chief executive officer of the Manager,  he will resign as a
Trustee of the Fund.

     The  Fund's  Trustees  and  length of  service  as well as their  principal occupations and business  affiliations  during the past five years are listed in the tables below. The information for the Independent Trustees also shows, as of
December 31, 2006, the dollar range of their  beneficial  ownership of shares of the Fund and the aggregate dollar range of their beneficial  ownership of shares of any of the  Oppenheimer  funds overseen by the Trustees.  The address of each
Trustee,  unless  otherwise  noted,  is  6803  S.  Tucson  Way,  Centennial,  CO
80112-3924.  The  Trustees are not required to attend nor do they plan to attend the Meeting.

     What Factors Did The Board Consider In Selecting The Nominees?

     The Governance Committee of the Fund serves as the nominating committee for the Fund's Board.  The members of the Governance  Committee,  each of whom is an
Independent  Trustee,  recommended that each Trustee be approved by shareholders listed below to the Board.  After due  consideration,  the Board  recommended to shareholders  the election of each Nominee.  In making the  recommendation,  the
Board and the Governance  Committee took into consideration a number of factors, including the knowledge, background, and experience of each Nominee.

     The following Trustees are proposed to be elected by shareholders:

Independent Trustees
--------------------------------------------------------------------------------
                                                                      Aggregate
                                                         Dollar    Dollar Range
Name,            Principal Occupation(s) During the    Range of     Of Shares
Position(s)      Past 5 Years; Other                    Shares    Beneficially
Held with the    Trusteeships/Directorships Held;     Beneficially  Owned in
Fund, Length of  Number of Portfolios in the Fund      Owned in    Supervised
Service, Age     Complex Currently Overseen            the Fund       Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                        As of December 31, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian F. Wruble, General Partner of Odyssey           None        Over $100,000
Chairman of the  Partners, L.P. (hedge fund) (since
Board of         September 1995); Director of
Trustees since   Special Value Opportunities Fund,
2007,            LLC (registered investment company)
Trustee since    (since September 2004); Investment
2005,            Advisory Board Member of Zurich
Age: 63          Financial Services (insurance)
                 (since October 2004); Board of
                 Governing Trustees of The Jackson
                 Laboratory (non-profit) (since
                 August 1990); Trustee of the
                 Institute for Advanced Study
                 (non-profit educational institute)
                 (since May 1992); Special Limited
                 Partner of Odyssey Investment
                 Partners, LLC (private equity
                 investment) (January 1999-September
                 2004) and Managing Principal (1997-
                 December 1998); Trustee of Research
                 Foundation of AIMR (2000-2002)
                 (investment research, non-profit);
                 Governor, Jerome Levy Economics
                 Institute of Bard College (August
                 1990-September 2001) (economics
                 research); Director of Ray &
                 Berendtson, Inc. (May 2000-April
                 2002) (executive search firm).
                 Oversees 59 portfolios in the
                 OppenheimerFunds complex.
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Matthew P. Fink, Trustee of the Committee for         None        Over $100,000
Trustee since    Economic Development (policy
2005             research foundation) (since 2005);
Age: 66          Director of ICI Education
                 Foundation (education foundation)
                 (October 1991-August 2006);
                 President of the Investment Company
                 Institute (trade association)
                 (October 1991-June 2004); Director
                 of ICI Mutual Insurance Company
                 (insurance company) (October
                 1991-June 2004). Oversees 49
                 portfolios in the OppenheimerFunds
                 complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G.        A director or trustee of other       None        Over $100,000
Galli,           Oppenheimer funds. Oversees 59
Trustee since    portfolios in the OppenheimerFunds
2005             complex.
Age: 73
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip A.       Distinguished Presidential Fellow    None        None
Griffiths,       for International Affairs (since
Trustee since    2002) and Member (since 1979) of
2005             the National Academy of Sciences;
Age: 68          Council on Foreign Relations (since
                 2002); Director of GSI Lumonics
                 Inc. (precision medical equipment
                 supplier) (since 2001); Senior
                 Advisor of The Andrew W. Mellon
                 Foundation (since 2001); Chair of
                 Science Initiative Group (since
                 1999); Member of the American
                 Philosophical Society (since 1996);
                 Trustee of Woodward Academy (since
                 1983); Foreign Associate of Third
                 World Academy of Sciences; Director
                 of the Institute for Advanced Study
                (1991-2004); Director of Bankers
                 Trust New York Corporation
                 (1994-1999); Provost at Duke
                 University (1983-1991). Oversees 49
                 portfolios in the OppenheimerFunds
                complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mary F. Miller,  Trustee of the American Symphony     None        Over $100,000
Trustee since    Orchestra (not-for-profit) (since
2005             October 1998); and Senior Vice
Age: 64          President and General Auditor of
                 American Express Company (financial
                 services company) (July
                 1998-February 2003). Oversees 49
                 portfolios in the OppenheimerFunds
                complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joel W. Motley,  Director of Columbia Equity          None        Over $100,000
Trustee since    Financial Corp. (privately-held
2005             financial adviser) (since 2002);
Age: 54          Managing Director of Carmona
                 Motley, Inc. (privately-held
                 financial adviser) (since January
                 2002); Managing Director of Carmona
                 Motley Hoffman Inc. (privately-held
                 financial adviser) (January
                 1998-December 2001); Member of the
                 Finance and Budget Committee of the
                 Council on Foreign Relations, the
                 Investment Committee of the
                 Episcopal Church of America, the
                 Investment Committee and Board of
                 Human Rights Watch and the
                 Investment Committee of Historic
                 Hudson Valley. Oversees 49
                 portfolios in the OppenheimerFunds
                 complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A.       Director of Dominion Resources,      None        Over $100,000
Randall,         Inc. (electric utility holding
Trustee since    company) (February 1972-October
2005             2005); Former Director of Prime
Age: 79          Retail, Inc. (real estate
                 investment trust), Dominion Energy
                 Inc. (electric power and oil & gas
                 producer), Lumberman's Mutual
                 Casualty Company, American
                 Motorists Insurance Company and
                 American Manufacturers Mutual
                 Insurance Company; Former President
                 and Chief Executive Officer of The
                 Conference Board, Inc.
                 (international economic and
                 business research). Oversees 49
                 portfolios in the OppenheimerFunds
                 complex.
--------------------------------------------------------------------------------
------------------------------------------------------------------------------
Russell S.       Chairman of The Directorship Search  None        $10,001 to
Reynolds, Jr.,   Group, Inc. (corporate governance                $50,000
Trustee since    consulting and executive
2005             recruiting) (since 1993); Life
Age: 75          Trustee of International House
                 (non-profit educational
                 organization); Founder, Chairman
                 and Chief Executive Officer of
                 Russell Reynolds Associates, Inc.
                 (1969-1993); Banker at J.P. Morgan
                 & Co. (1958-1966); 1st Lt.
                 Strategic Air Command, U.S. Air
                 Force (1954-1958). Oversees 49
                 portfolios in the OppenheimerFunds
                 complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joseph M.        Director  of the  following  medical $50,001 to  Over $100,000
Wikler,          device  companies:  Medintec  (since $100,000
Trustee since    1992)  and  Cathco   (since   1996);
2002             Director   of  Lakes   Environmental
Age: 65          Association (since 1996);  Member of
                 the  Investment   Committee  of  the
                 Associated   Jewish   Charities   of
                 Baltimore (since 1994);  Director of
                 Fortis/Hartford     mutual     funds
                (1994-December  2001).  Oversees  49
                 portfolios  in the  OppenheimerFunds
                complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter I. Wold,   President  of Wold  Oil  Properties, Over        Over $100,000
Trustee since    Inc.  (oil and gas  exploration  and $100,000
2002             production  company)  (since  1994);
Age: 58          Vice   President,    Secretary   and
                Treasurer  of  Wold  Trona  Company,
                Inc.   (soda  ash   processing   and
                production)   (since   1996);   Vice
                President  of  Wold  Talc   Company,
                Inc.  (talc  mining)  (since  1999);
                Managing Member of  Hole-in-the-Wall
                Ranch   (cattle   ranching)   (since
                1979);  Director and Chairman of the
                Denver   Branch   of   the   Federal
                Reserve    Bank   of   Kansas   City
                (1993-1999);    and    Director   of
                PacifiCorp.    (electric    utility)
                (1995-1999).  Oversees 49 portfolios
                in the OppenheimerFunds complex.
--------------------------------------------------------------------------------

Interested Trustee

    Mr. Murphy's address is Two World Financial Center, 225 Liberty Street, New
York, NY 10281-1008.

----------------------------------------------------------------------------
Name,                  Principal Occupation(s) During Past 5 Years;
Position(s) Held with  Other Trusteeships/Directorships Held by Trustee;
Fund,                  Number of Portfolios in Fund Complex Currently
Length of Service      Overseen by Trustee
Age
----------------------------------------------------------------------------
----------------------------------------------------------------------------
John V. Murphy,        Chairman, Chief Executive Officer and director
President and          (since June 2001) and President (since September
Trustee since 2001     2000) of the Manager; President and a director or
Age: 56                trustee of other Oppenheimer funds; President and a
                       director (since July 2001) of Oppenheimer
                       Acquisition Corp. (the Manager's parent holding
                       company) and of Oppenheimer Partnership Holdings,
                       Inc. (a holding company subsidiary of the Manager);
                       a director (since November 2001) of
                       OppenheimerFunds Distributor, Inc. (a subsidiary of
                       the Manager); Chairman and a director (since July
                       2001) of Shareholder Services, Inc. and of
                       Shareholder Financial Services, Inc. (transfer
                       agent subsidiaries of the Manager); President and a
                       director (since July 2001) of OppenheimerFunds
                       Legacy Program (a charitable trust program
                       established by the Manager); a director of the
                       investment advisory subsidiaries of the Manager:
                       OFI Institutional Asset Management, Inc. and
                       Centennial Asset Management Corporation (since
                       November 2001), HarbourView Asset Management
                       Corporation and OFI Private Investments, Inc.
                       (since July 2001); President (since November 1,
                       2001) and a director (since July 2001) of
                       Oppenheimer Real Asset Management, Inc.; a director
                       (since November 2001) of Trinity Investment
                       Management Corp. and Tremont Advisers, Inc.
                       (investment advisory affiliates of the Manager);
                       Executive Vice President (since February 1997) of
                       Massachusetts Mutual Life Insurance Company (the
                       Manager's parent company); a director (since June
                       1995) of DLB Acquisition Corporation (a holding
                       company that owns the shares of David L. Babson &
                       Company, Inc.).  Oversees 96 portfolios as
                       Trustee/Director and serves as an officer for 96
                       portfolios in the OppenheimerFunds complex.
----------------------------------------------------------------------------

General Information Regarding the Board of Trustees.

     The Fund is governed by the Board of  Trustees,  which is  responsible  for protecting the interests of shareholders  under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its  performance,  and review the actions of the Manager  and  Cornerstone  Real
Estate  Advisers  LLC, the Fund's  sub-advisor,  which are  responsible  for the
Fund's day-to-day operations. The Board held 9 meetings during the Fund's fiscal year ended  April 30,  2006.  Each  Trustee  was present for at least 75% of the aggregate  number of meetings and all  committees  on which that Trustee  served that were held during the period.

Committees of the Board of Trustees.

     The Board of Trustees has three standing committees:  an Audit Committee, a
Regulatory & Oversight Committee and a Governance Committee.  Each committee is comprised solely of Independent Trustees.  The members of the Audit Committee are Joel W. Motley (Chairman),  Mary F. Miller,  Kenneth A. Randall,  Russell S.
Reynolds,  Jr.,  Joseph M. Wikler and Peter I. Wold. The Audit  Committee held 6 meetings during the Fund's fiscal year ended April 30, 2006. The Audit Committee furnishes the Board with  recommendations  regarding the selection of the Fund's
independent   registered  public  accounting  firm  (also  referred  to  as  the
"Independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee  Charter include,  but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii)
reviewing  reports from the Fund's  Independent  Auditors  regarding  the Fund's internal  accounting  procedures and controls;  (iii) reviewing reports from the
Manager's  Internal  Audit  Department;  (iv)  maintaining  a  separate  line of communication  between  the  Fund's  Independent  Auditors  and the  Independent
Trustees; (v) reviewing the independence of the Fund's Independent Auditors; and
(vi)  pre-approving  the  provision  of any audit or  non-audit  services by the
Fund's Independent Auditors,  including tax services, that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the
Manager.

     The members of the Regulatory & Oversight Committee are Robert G. Galli
(Chairman),  Matthew P. Fink, Phillip A. Griffiths, Joel W. Motley and Joseph M.
Wikler.  The Regulatory  &  Oversight  Committee held 6 meetings  during the
Fund's  fiscal  year  ended  April 30,  2006.  The  Regulatory  &  Oversight
Committee  evaluates  and  reports  to  the  Board  on  the  Fund's  contractual arrangements,  including the  investment  advisory,  subadvisory,  distribution, transfer agency, shareholder servicing, and custodian agreements, as well as the policies  and  procedures  adopted  by the Fund to  comply  with the  Investment
Company  Act and other  applicable  law,  among  other  duties  set forth in the
Regulatory & Oversight Committee's Charter.

     The  members  of  the   Governance   Committee  are  Phillip  A.  Griffiths
(Chairman),  Matthew P. Fink,  Mary F. Miller,  Kenneth A.  Randall,  Russell S.
Reynolds,  Jr. and Peter I. Wold.  The  Governance  Committee  held 10  meetings during the Fund's  fiscal year ended April 30, 2006.  The  Governance  Committee reviews the Fund's governance guidelines and the adequacy of the Fund's Codes of
Ethics;  develops  qualification  criteria for Board members consistent with the
Fund's governance guidelines; provides the Board with recommendations for voting portfolio  securities  held by the Fund;  and monitors the Fund's proxy  voting, among other duties set forth in the Governance  Committee's  Charter,  a copy of which may be accessed at www.oppenheimerfunds.com.

     The  Governance  Committee's  functions  also  include  the  selection  and nomination  of  Trustees,  including  Independent  Trustees  for  election.  The
Governance  Committee may, but need not, consider the advice and  recommendation of the Manager and its affiliates in selecting  nominees.  The full Board elects new Trustees except for those instances when a shareholder vote is required.

     To date,  the  Governance  Committee has been able to identify from its own resources  an ample  number  of  qualified  candidates.  Nonetheless,  under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist on the Board, the Governance  Committee will consider candidates for Board membership including those recommended by the Fund's shareholders. The
Governance  Committee will consider nominees recommended by Independent Trustees or  Interested  Trustees,  including  Board members  affiliated  with the Fund's
Manager. The Governance Committee may, upon Board approval,  retain an executive search firm to assist in screening  potential  candidates.  Upon Board approval, the Governance Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening  process.
Shareholders  wishing to submit a nominee for election to the Board may do so by mailing their  submission to the offices of  OppenheimerFunds,  Inc.,  Two World
Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008,
to the attention of the Board of Trustees of  Oppenheimer  Real Estate Fund, c/o
the Secretary of the Fund.

     Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business,  educational,  and/or other pertinent background of the person being recommended;  (2) a statement  concerning whether the person is an "interested  person" as defined in the Investment  Company Act; (3) any other information  that the Fund would be  required  to  include in a proxy  statement concerning the person if he or she was  nominated;  and (4) the name and address
of  the  person  submitting  the  recommendation   and,  if  that  person  is  a
shareholder,  the period for which that  person held Fund  shares.  Shareholders should note that a person who owns  securities  issued by  Massachusetts  Mutual
Life  Insurance  Company (the parent  company of the Manager) would be deemed an
"interested person" under the Investment Company Act. In addition, certain other
relationships   with   Massachusetts   Mutual  Life  Insurance  Company  or  its
subsidiaries,  with registered broker-dealers,  or with the Fund's outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established  specific  qualifications that it believes must be met by a trustee nominee.  In evaluating  trustee  nominees,
the  Governance  Committee  considers,   among  other  things,  an  individual's
background,  skills,  and  experience;  whether the individual is an "interested person" as defined in the  Investment  Company Act;  and whether the  individual would be deemed an "audit  committee  financial  expert"  within the  meaning of applicable  SEC rules.  The  Governance  Committee  also  considers  whether the individual's background,  skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board. There are no  differences in the manner in which the  Governance  Committee  evaluates trustee nominees, whether the nominee is recommended by a shareholder, a current
Trustees or management.  Candidates are expected to provide a mix of attributes,
experience,   perspective  and  skills  necessary  to  effectively  advance  the interests of shareholders.

Compensation of Trustees

     The Independent  Trustees receive compensation for service as a Trustee and as a Committee  member (if applicable) and are reimbursed for expenses  incurred in connection with attending such Board and Committee meetings.  The Fund pays a share of these expenses.

     The  officers  of the Fund and one  Trustee  of the Fund (Mr.  Murphy)  are
affiliated  with the  Manager  and  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the  compensation  shown below from the
Fund  with  respect  to the  Fund's  fiscal  year  ended  April  30,  2006.  The
compensation   from  all  Oppenheimer  funds  (including  the  Fund)  represents compensation  received  for  serving  as a director  or trustee  and member of a committee (if  applicable) of the boards of those funds during the calendar year
2006.

-------------------------------------------------------------------------------
Name and Other        Aggregate     Retirement        Estimated           Total
Fund Position(s)   Compensation     Benefits          Annual       Compensation
(as applicable)        From the     Accrued as        Benefits    From the Fund
                       Fund (1)     Part of Fund      Upon             and Fund
                                    Expenses          Retirement        Complex
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             Fiscal year ended                       Year ended
                             April 30, 2006                    December 31,2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Brian F.Wruble(3)        $220          $122           $49,899(4)    $241,260(5)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Matthew P.Fink           $245          $120            $9,646          $113,472
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Galli          $279         $1,198         $107,096(6)    $264,812(7)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Phillip A. Griffiths     $325(8)        $714           $42,876         $150,760
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Mary F.Miller            $230           $231           $11,216         $106,792
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Joel W. Motley           $325(9)        $372           $27,099         $150,760
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Kenneth A. Randall       $289        None(10)          $91,953         $134,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Russell S. Reynolds, Jr.  $238          $834           $72,817         $110,120
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Joseph M.Wikler          $1,335(11)     $852           $26,121          $99,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Peter I. Wold            $1,335         $507           $26,121          $99,080
-------------------------------------------------------------------------------
1.   "Aggregate   Compensation   From  the  Fund"  includes  fees  and  deferred
compensation, if any.

2.   "Estimated  Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption  that a Trustee will retire at the age of 75 and is  eligible  (after 7 years of service)  to receive  retirement  plan benefits  as  described  below  under  "Retirement  and  Compensation  Plans for
Trustees."

3.   Mr. Wruble became Chairman of the Fund on January 1, 2007.

4.   Estimated benefits to be paid to Mr. Wruble for serving as a director or trustee of other  Oppenheimer  funds.  Mr.  Wruble's  service  as a director  or trustee  of such  funds  will not be  counted  towards  the  fulfillment  of his eligibility  requirements  for  payments  under  the  Board's  retirement  plan, described below.

5.   Includes  $135,500  paid to Mr.  Wruble for  serving  as a director  or trustee of other Oppenheimer funds (at December 31, 2006).

6.   Includes $49,811 estimated  benefits to be paid to Mr. Galli for serving as a director or trustee of other Oppenheimer funds.

7.   Includes $135,500 paid to Mr. Galli for serving as a director or trustee of other Oppenheimer funds (at December 31, 2006).

8.   Includes $325 deferred by Mr. Griffiths under the Compensation  Deferral
Plan described below.

9.   Includes $130  deferred by Mr.  Motley under the  Compensation  Deferral
Plan described below.

10.  Due to actuarial considerations, no additional retirement benefits were accrued with respect to Mr. Randall.

11.  Includes $114 deferred by Mr. Wikler under the  Compensation  Deferral
Plan described below.

Retirement and Compensation Deferral Plans for Trustees

     The Fund had  adopted a  retirement  plan that  provided  for  payments  to retired Independent Trustees. The retirement plan was terminated on December 31,
2006.  Under  the  retirement  plan,  payments  were  up to 80%  of the  average compensation  paid during a Trustee's five years of service in which the highest compensation  was received.  A Trustee must serve as director or trustee for any fund  overseen  by the  Board  for at  least  seven  years  to be  eligible  for retirement plan benefits and must serve for at least 15 years to be eligible for the  maximum  benefit.  The  amount of  retirement  benefits a Trustee is or was eligible to receive is based on the amount of the Trustee's compensation and the length of his or her service on the Board.

     The  Board  of  Trustees  has  adopted  a  Compensation  Deferral  Plan for
Independent  Trustees  that enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to  receive.  Under the plan,  the compensation  deferred  by a  Trustee  is  periodically  adjusted  as  though an equivalent  amount had been invested in shares of one or more Oppenheimer  funds selected by the Trustee.  The amount paid to the Trustee  under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of the Trustees'  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  or net  income  per  share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of  compensation  to any Trustee.  Pursuant to an Order issued by the SEC, the Fund may invest in the funds  selected by the Trustee under the plan without shareholder  approval for the limited  purpose of  determining  the value of the
Trustee's deferred compensation account.

Officers

     Information  is  given  below  about  the  executive  officers  who are not
Trustees of the Fund,  including their business  experience during the past five years.  Each officer  holds the same offices with one or more of the other funds in the OppenheimerFunds complex.

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Gillespie and Zack and Ms. Bloomberg,  Two World Financial Center,  225
Liberty Street, New York, New York 10281-1008,  for Messrs. Petersen,  Szilagyi,
Vandehey  and Wixted and Ms.  Ives,  6803 S.  Tucson Way,  Centennial,  Colorado
80112-3924.  Each  officer  serves  for an  indefinite  term or until his or her resignation, retirement, death or removal.

--------------------------------------------------------------------------------------
Name, Position(s) Held  Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc. (since
Age: 56                 June 1983). Former Vice President and Director of Internal
                        Audit of the Manager (1997-February 2004). An officer of
                        96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer and           March 1999); Treasurer of the following: HarbourView Asset
Principal Financial &   Management Corporation, Shareholder Financial Services,
Accounting Officer      Inc., Shareholder Services, Inc., Oppenheimer Real Asset
since 2002              Management Corporation, and Oppenheimer Partnership
Age: 47                 Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International Ltd.
                        (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                        Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust
                        program established by the Manager) (since June 2003);
                        Treasurer and Chief Financial Officer of OFI Trust Company
                        (trust company subsidiary of the Manager) (since May 2000);
                        Assistant Treasurer of the following: OAC (since March
                        1999),Centennial Asset Management Corporation (March
                        1999-October 2003) and OppenheimerFunds Legacy Program
                        (April 2000-June 2003).  An officer of 96 portfolios in the
                        OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian Petersen,         Vice President of the Manager (since February 2007);
Assistant Treasurer     Assistant Vice President of the Manager (August
since 2004              2002-February 2007); Manager/Financial Product Accounting of
Age: 36                 the Manager (November 1998-July 2002). An officer of 96
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First Data
since 2005              Corporation (April 2003-July 2004); Manager of Compliance of
Age: 36                 Berger Financial Group LLC (May 2001-March 2003).  An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2002    Counsel (since March 2002) of the Manager; General Counsel
Age: 58                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003); and Acting
                        General Counsel (November 2001-February 2002.  An officer of
                        96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the
since 2002              Manager/Adviser; Vice President (since 1999) and Assistant
Age: 41                 Secretary (since October 2003) of the Distributor; Assistant
                        Secretary of Centennial Asset Management Corporation (since
                        October 2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                        Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96
                        portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              Associate General Counsel (December 2000-April 2004),
Age: 38                 Corporate Vice President (May 1999-April 2001) and Assistant
                        General Counsel (May 1999-December 2000) of UBS Financial
                        Services Inc. (formerly, PaineWebber Incorporated). An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004            following positions at Merrill Lynch Investment Management:
Age: 42                 First Vice President (2001-September 2004); and Director
                        (2000-September 2004) and Vice President (1998-2000). An
                        officer of 96 portfolios in the OppenheimerFunds complex.
--------------------------------------------------------------------------------------

     As of January 11, 2007,  the  Trustees,  nominees for Trustee and officers, individually and as a group,  beneficially owned less than 1% of the outstanding
Class A shares  and no Class B,  Class C, Class N or Class Y shares of the Fund.
The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned  under the plan by the  officers  of the Fund listed above. In addition,  each  Independent  Trustee,  and his or her family members, does not own securities of either the Manager or  OppenheimerFunds  Distributor,
Inc.  (the  "Distributor"  of the Fund) or any  person  directly  or  indirectly controlling,  controlled  by  or  under  common  control  with  the  Manager  or
Distributor.

Independent Registered Public Accounting Firm Fees and Services

     KPMG LLP served as the Fund's Independent Registered Public Accounting Firm
for the Fund's fiscal year ended April 30, 2006. Ernst & Young LLP served as the Fund's  Independent  Registered  Public  Accounting Firm for the fiscal year ended April 30,  2005.  At a meeting  held on December  14,  2005,  the Board of
Trustees  appointed  KPMG  LLP  as  the  Fund's  Independent  Registered  Public
Accounting Firm for the 2006 fiscal year, and dismissed Ernst & Young LLP as the Fund's  Independent  Registered  Public  Accounting Firm. This change in the
Fund's  auditors was approved by the Fund's Audit  Committee and ratified by the
Fund's Independent Trustees.

     The report by Ernst & Young LLP on the Fund's financial  statements for the fiscal year ended April 30, 2005 contained no adverse  opinion or disclaimer of opinion and was not qualified or modified as to  uncertainty,  audit scope or accounting principles.

     During  the  Fund's  fiscal  year  ended  April  30,  2005,  there  were no disagreements  between  the Fund and  Ernst  &  Young  LLP on any  matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedures  which,  if not resolved to the  satisfaction of Ernst &
Young LLP, would have caused Ernst & Young LLP to make reference  thereto in their report,  nor were there any "reportable  events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

     As required by Item 304 of Regulation  S-K, Ernst &  Young LLP has been provided with the disclosures in the two immediately  preceding paragraphs above and has  provided  the Fund with a letter,  included as an exhibit to the Fund's
Form  N-SAR for the  period  ended  April 30,  2006 and  incorporated  herein by reference, expressing that Ernst & Young LLP agrees with the statements made in the disclosures in the two immediately preceding paragraphs.

     Audit Fees.  For the fiscal  years ended April 30, 2005 and April 30, 2006,
KPMG LLP and Ernst  &  Young LLP billed the Fund for  professional  services that are normally  provided in connection with statutory and regulatory  filings or  engagements  for those fiscal  years.  The  aggregate  fees billed for those services by (1) Ernst  &  Young LLP for the fiscal year ended April 30, 2005 were  $19,450,  and (2) KMPG LLP for the fiscal  year ended  April 30, 2006 were
$20,000.

     Audit-Related  Fees.  Audit-related  fees  are for  assurance  and  related services  provided by an auditor that are reasonably  related to the performance of the auditor's review of the Fund's financial  statements and are not reported under the "Audit Fees" category. Audit-related fees would include, among others:
due diligence related to mergers and acquisitions,  accounting consultations and
audits  in  connection   with   acquisitions,   internal   control  reviews  and
consultation concerning financial accounting and reporting standards. During the fiscal  years ended April 30, 2005 and 2006,  there were no  audit-related  fees billed by Ernst &  Young LLP or KPMG LLP for services  rendered to the Fund.
For the fiscal year ended April 30, 2005,  Ernst & Young LLP did not receive any fees from the Manager,  the Manager's parent company and certain  affiliated companies  that  provide  ongoing  services  to the Fund for such  audit-related services. For the fiscal year ended April 30, 2006, KPMG LLP billed the Manager, the  Manager's  parent  company and certain  affiliated  companies  that provide ongoing services to the Fund $156,805 for such audit-related services.

     Tax Fees. Tax fees are for tax compliance, tax planning and tax advice. Tax compliance  generally involves  preparation of original and amended tax returns, claims for a refund and tax  payment-planning  services.  Tax  planning  and tax advice includes  assistance  with tax audits and appeals,  tax advice related to mergers and  acquisitions  and  requests  for rulings or  technical  advice from taxing authorities. For such tax services rendered to the Fund or to the Manager or any entity  controlling,  controlled  by, or under  common  control  with the
Manager that provides ongoing services to the Fund, there were no fees billed by
Ernst &  Young LLP for the fiscal year ended April 30, 2005. KPMG LLP billed
$5,000 in such fees to the Manager during the fiscal year ended April 30, 2006.

     All Other Fees. All other fees would include products and services provided by Ernst  &  Young or KPMG LLP other than the  services  reported  under the prior three categories. Such fees would include the cost to Ernst & Young or
KPMG LLP of attending  audit  committee  meetings.  There were no fees billed by
Ernst &  Young LLP or KPMG LLP for services  rendered to the Fund other than the services described above under "Audit Fees" for the fiscal years ended April
30, 2005 and April 30, 2006.

     For the fiscal year ended  April 30,  2005,  Ernst  &  Young LLP billed
$115,000 to the Manager or the Manager's  parent company and certain  affiliated companies  that provide  ongoing  services to the Fund.  Such fees were paid for services provided to the Fund's Manager for software development and licensing.

     For the fiscal year ended April 30, 2006,  KPMG LLP billed no fees for such
"other"  services  provided to the Manager or the Manager's  parent  company and certain affiliated companies that provide ongoing services to the Fund.

     During its regularly scheduled periodic meetings,  the Audit Committee will pre-approve all audit,  audit-related,  tax and other services to be provided by
KPMG LLP.  The Audit  Committee  has  delegated  pre-approval  authority  to its
Chairman  for any  subsequent  new  engagements  that  arise  between  regularly scheduled  meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

     Pre-approval  of non-audit  services may be waived  provided  that:  1) the aggregate  amount of all such services  provided  constitutes  no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit  services;  and 3)
such services are promptly  brought to the attention of the Audit  Committee and approved  prior to the  completion  of the  audit.  All  services  described  in
"Audit-Related  Fees",  "Tax Fees" and "All Other Fees" were pre-approved by the
Fund's current Audit Committee.

     For the fiscal year ended April 30,  2005,  the  aggregate  non-audit  fees billed by Ernst &  Young LLP for services  rendered to the Fund, the Manager or any entity  controlling,  controlled  by, or under  common  control  with the
Manager that provides ongoing services to the Fund were $115,000. For the fiscal year ended April 30, 2006,  the aggregate  non-audit fees billed by KPMG LLP for services rendered to the Fund, the Manager or any entity controlling, controlled by, or under common control with the Manager that provides  ongoing  services to the Fund were  $161,805.  In fiscal years 2005 and 2006,  those billings did not include any prohibited  non-audit services as defined by the Securities Exchange
Act of 1934.

     The Fund's current Audit Committee has considered  whether the provision of
non-audit   services  that  were  rendered  to  the  Manager,   and  any  entity
controlling,  controlled  by, or under  common  control  with the  Manager  that provides  ongoing  services to the Fund that were not  pre-approved  pursuant to paragraph  (c)(7)(ii)  of  Rule  2-01 of  Regulation  S-X  was  compatible  with maintaining  the  principal  accountant's  independence.  No such  services were rendered.  Representatives  of KPMG LLP are not  expected  to be  present at the
Meeting but will be available should any matter arise requiring their presence.

                       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                   A VOTE FOR THE ELECTION OF THE NOMINEES AS TRUSTEES

                                        PROPOSAL 2

                     APPROVAL OF CHANGE IN THE FUND'S DIVERSIFICATION
                        STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

     The Fund is presently a "diversified  company" under the Investment Company
Act.  This  means  that as to 75% of its  assets,  no  individual  security  can represent more than 5% of the Fund's total assets,  and the Fund cannot own more than 10% of any one issuer's  outstanding voting securities.  These restrictions do not apply to securities issued by the U.S.  Government or any of its agencies or instrumentalities.  The Fund's diversification policy is a fundamental policy that can be changed only by a shareholder vote.

                                 Current Fundamental Policy

     The Fund cannot buy  securities  issued or  guaranteed by any one issuer if more than 5% of its total assets would be invested in  securities of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets. The limit does not apply to  securities  issued  by  the  U.S.  government  or any  of  its  agencies  or instrumentalities or securities of other investment companies.

     It is proposed that the Fund's diversification policy be eliminated and the
Fund be classified as "non-diversified" under the Investment Company Act.

     The Fund's  Board of Trustees  has  approved a change in the Fund's  status from a "diversified  company" to a  "non-diversified  company." If  shareholders approve the proposed change in status,  the Fund would become a "non-diversified company" under the  Investment  Company Act. The change would enable the Fund to invest in the  securities of a single issuer  without limit under the Investment
Company Act.

     Recently,  consolidation  in the REIT industry has created a number of very large  companies  that are included in the FTSE NAREIT Equity Index,  the Fund's benchmark  index.  As a diversified  fund, the Fund is limited in its ability to take  overweight  positions in principal  benchmark  constituents.  The proposed change to  non-diversified  status is  intended  to  provide  the Fund with more investment flexibility to respond to consolidation in the REIT industry and take larger positions in one or more issuers in the REIT industry.

     As a non-diversified  company,  however, the Fund would continue to operate in a manner so that it will qualify as a "regulated  investment  company"  under the Internal Revenue Code (although it reserves the right not to qualify). If it qualifies,  the Fund does not have to pay federal  income taxes if more than 90%
of its earnings are distributed to shareholders.  To qualify, the Fund must meet a number of  conditions.  First,  not more than 25% of the  market  value of the
Fund's total assets may be invested in the  securities of a single issuer (other
than  Government   securities  and  securities  of  other  regulated  investment companies),  two or more issuers that are engaged in the same or related  trades or  businesses  and  are  controlled  by the  Fund,  or one  or  more  qualified
publicly-traded   partnerships  (i.e.,  publicly-traded  partnerships  that  are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources).  Second,  with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer,  and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

     As a non-diversified  fund, the Fund will be subject to additional risk. To the extent the Fund invests a relatively  high  percentage  of its assets in the securities of a single issuer or a group of issuers, the Fund's performance will be more  vulnerable to changes in the market value of the single issuer or group of issuers,  and more  susceptible to risks  associated with a single  economic, political or regulatory  occurrence,  than it would be had the Fund continued to operate as a diversified fund.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL.

                                INFORMATION ABOUT THE FUND

     Fund Information.  As of the close of business on the Record Date, the Fund had 25,638,368.566  shares  outstanding,  consisting of 11,873,288.547  Class A,
1,771,794.353   Class  B,  2,431,437.326   Class  C,  709,237.582  Class  N  and
8,852,610.758  Class Y shares.  Each share has  voting  rights as stated in this
Proxy  Statement  and is entitled  to one vote for each share (and a  fractional vote for a fractional share).

     Beneficial Owners.  Occasionally,  the number of shares of the Fund held in
"street name"  accounts of various  securities  dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of the Record Date, to the best of the  knowledge  of the  Fund,  the  following  shareholders  owned of  record or beneficially  owned 5% or more of any class of the outstanding  voting shares of the Fund:

     MassMutual Life Insurance Co.,  Separate  Investment Acct., 1295 State St.,
Springfield,   MA  01111-0001,   which  owned   1,487,010.468   Class  A  shares
(representing approximately 12.52% of the Class A shares then outstanding).

     Charles  Schwab &  Co. Inc.,  Special  Custody Acct.  for the Exclusive
Benefit of Customers, Attn. Mutual Funds, 101 Montgomery Street., San Francisco,
CA   94104-4122,   which  owned   728,792.471   Class  A  shares   (representing
approximately 6.13% of the Class A shares then outstanding).

     Citigroup Global Mkts Inc., Attn. Cindy Tempesta,  7th Floor, 333 West 34th
Street.,  New  York,  NY  10001-2483,  which  owned  164,859.263  Class C shares
(representing approximately 6.78% of the Class C shares then outstanding).

     Orchard Trust Co. LLC, FBO Oppen RecordKeeerPro,  815 Orchard Rd, Greenwood
Village,  CO  80111-500,  which owned  48,265.882  Class N shares  (representing approximately 6.80% of the Class N shares then outstanding).

     Oppenheimer  Portfolio  Series Active  Allocation,  Attn:  FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 4,161,116.471
Class Y shares  (representing  approximately  47.00% of the Class Y shares  then outstanding).

     MassMutual  Pension Plan,  Alternate  Invest Pool SA, Attn: Jack Burg TS08,
1295 State St.,  Springfield,  MA 01111-0001,  which owned 1,357,481.718 Class Y
shares   (representing   approximately   15.33%  of  the  Class  Y  shares  then
outstanding).

     MassMutual Life Insurance Co.,  Separate  Investment Acct., 1295 State St.,
Springfield,   MA  01111-0001,   which  owned   1,327,206.049   Class  Y  shares
(representing approximately 14.99% of the Class Y shares then outstanding).

     Oppenheimer  Portfolio  Series  Moderate  Investor,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 1,317,931.461
Class Y shares  (representing  approximately  14.88% of the Class Y shares  then outstanding).

     Oppenheimer Portfolio Series Conservative Investor,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial,  CO 80112-3924,  which owned 488,610.331
Class Y shares  (representing  approximately  5.51% of the  Class Y shares  then outstanding).

     The Manager,  the  Distributor,  the  Sub-Advisor  and the Transfer  Agent.
Subject to the  authority of the Board of Trustees,  the Manager is  responsible for the day-to-day  management of the Fund's business pursuant to its investment advisory  agreement  with  the  Fund.  The  Manager  (including  affiliates  and subsidiaries) currently manages investment companies,  including the Oppenheimer funds,  with assets of more than $235 billion as of December 31, 2006, with more than 6 million shareholder accounts. The Manager is a wholly owned subsidiary of
Oppenheimer   Acquisition  Corp.   ("OAC"),  a  holding  company  controlled  by
Massachusetts  Mutual Life Insurance  Company  ("MassMutual").  OppenheimerFunds
Distributor, Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general  distributor of the Fund's shares.  The Manager,  the Distributor and OAC are located at Two World  Financial  Center,  225 Liberty  Street,  11th
Floor,  New York,  NY  10281-1008.  MassMutual  is located at 1295 State Street,
Springfield,  Massachusetts 01111. OAC acquired the Manager on October 22, 1990.
The common stock of OAC is owned by (i) certain officers and/or directors of the
Manager,  (ii) MassMutual and (iii) another  investor.  No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

     The Manager has retained the Sub-Advisor,  Cornerstone Real Estate Advisers
LLC, to provide  day-to-day  portfolio  management for the Fund. The Sub-Advisor has operated as an  investment  advisor  since 1994.  As of June 30,  2006,  the
Sub-Advisor's  total assets under management were $7.6 billion.  The Sub-Advisor is an indirect,  wholly-owned  subsidiary of  MassMutual,  and is located at One
Financial Plaza, Suite 1700, Hartford, Connecticut 06103-2604.

     OppenheimerFunds Services, a division of the Manager, located at 6803 South
Tucson  Way,  Centennial,  CO 80112,  serves  as the  transfer  and  shareholder servicing agent (the "Transfer Agent") for the Fund.

     Reports to  Shareholders  and  Financial  Statements.  The Annual Report to
Shareholders  of the Fund,  including  financial  statements of the Fund for the fiscal year ended April 30, 2006, has previously been sent to shareholders.  The
Semi-Annual  Report to Shareholders of the Fund as of October 31, 2006, also has previously  been sent to  shareholders.  Upon request,  shareholders  may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the
Fund at 6803 South  Tucson  Way,  Centennial,  CO 80112,  or calling the Fund at
1-800-225-5677   (1-800-CALL-OPP)   or  visiting   the   Manager's   website  at
www.oppenheimerfunds.com.  The Fund's  transfer agent will provide a copy of the reports promptly upon request.

     To avoid  sending  duplicate  copies of materials to  households,  the Fund mails only one copy of each  Prospectus  and Annual  and  Semi-Annual  Report to shareholders  having the same last name and address on the Fund's  records.  The consolidation of these mailings, called householding,  benefits the Fund through reduced mailing expenses.

     If you want to  receive  multiple  copies  of these  materials  or  request householding  in the future,  you may call the Transfer Agent at  1-800-225-5677
(1-800-CALL-OPP).  You may also notify the Transfer Agent in writing. Individual copies of prospectuses  and reports will be sent to you within 30 days after the
Transfer Agent receives your request to stop householding.

                                    VOTING INFORMATION

How do I vote?

     Please take a few moments to complete your proxy ballot  promptly.  You may vote your shares by completing and signing the enclosed proxy ballot and mailing the proxy ballot in the postage paid envelope  provided.  You also may vote your shares via the internet or by telephone by  following  the  instructions  on the attached  proxy  ballot and  accompanying  materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

     If you need assistance,  have any questions  regarding a Proposal or need a replacement  proxy  ballot,  you may  contact  us  toll-free  at  1-800-225-5677
(1-800-CALL-OPP).  Any proxy  given by a  shareholder,  whether in  writing,  by telephone  or via the  internet,  is  revocable  as  described  below  under the paragraph titled "Revoking a Proxy".

     If you simply sign and date the proxy but give no voting instructions, your shares  will be voted in favor of the  election of each  Trustee  nominee and in favor of the proposed change to non-diversified status.

     o  Internet  Voting.  You may  vote  over the  internet  by  following  the instructions  in the  enclosed  materials.  You will be  prompted  to enter  the control  number on the enclosed  proxy ballot.  Follow the  instructions  on the screen, using your proxy ballot as a guide.

     o Telephone Voting.  You also may vote by telephone.  Please have the proxy ballot in hand and call the  number on the  enclosed  materials  and  follow the instructions.  After you provide your voting  instructions,  those  instructions will be read back to you and you must  confirm your voting  instructions  before ending  the  telephone  call.  The voting  procedures  used in  connection  with telephone  voting are  designed  to  reasonably  authenticate  the  identity  of shareholders,  to permit shareholders to authorize the voting of their shares in accordance with their  instructions and to confirm that their  instructions have been properly recorded.

     As the Meeting date approaches,  certain shareholders may receive telephone calls from a representative  of the  solicitation  firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic  instructions from shareholders of the  Fund.  Proxies  that  are  obtained  telephonically  will  be  recorded  in accordance  with the procedures  discussed  herein.  These  procedures have been designed to  reasonably  ensure that the identity of the  shareholder  providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     In all cases where a telephonic proxy is solicited,  the solicitation  firm representative  is required to ask for each  shareholder's  full name,  address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation)  and to  confirm  that  the  shareholder  has  received  the  Proxy
Statement and ballot.  If the information  solicited agrees with the information provided to the solicitation firm, the solicitation firm  representative has the responsibility  to explain the process,  read the proposals  listed on the proxy ballot,  and  ask for  the  shareholder's  instructions  on the  proposals.  The solicitation  firm  representative,  although he or she is  permitted  to answer questions  about the process,  is not permitted to recommend to the  shareholder how to vote. The solicitation firm  representative  may read any  recommendation set forth in the Proxy Statement.  The  solicitation  firm  representative  will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a  confirmation  of his or her  vote  asking  the  shareholder  to call the solicitation  firm  immediately  if his or her  instructions  are not  correctly reflected in the confirmation.  For additional information, see also the section below titled "Solicitation of Proxies".

Who is entitled to vote and how are votes counted?

     Shareholders  of record of the Fund at the close of business on January 11,
2007 (the "Record Date") will be entitled to vote at the Meeting. On January 11,
2007, there were  25,638,368.566  outstanding shares of the Fund,  consisting of
11,873,288.547,  Class A shares,  1,771,794.353  Class B  shares,  2,431,437.326
Class C shares,  709,237.582  Class N shares and  8,852,610.758  Class Y shares.
Each  shareholder  will be  entitled  to one  vote for each  full  share,  and a fractional vote for each fractional share of the Fund held on the Record Date.

     The   individuals   named  as  proxies  on  the  proxy  ballots  (or  their
substitutes)  will vote  according  to your  directions  if your proxy ballot is received and properly  executed,  or in  accordance  with the  instructions  you provide if you vote by  telephone,  internet  or mail.  You may direct the proxy holders to vote your shares by checking the appropriate box as follows:

     o For Proposal 1 (Election of Trustees),  "FOR ALL"; "WITHOLD AUTHORITY FOR
ALL"; or "FOR ALL EXCEPT",  in which case you must identify the Trustee nominees for which you are withholding authority.

     o For Proposal 2 (Change in Diversification  Status),  "FOR" OR "AGAINST or
instruct them not to vote those shares on the proposal by checking the "ABSTAIN"
box.

Quorum and Required Vote

     For Proposal 1 (Election of  Trustees),  the presence in person or by proxy of the holders of record of one-third of the Fund's total shares outstanding and entitled  to vote  constitute  a quorum at the  Meeting.  Persons  nominated  as
Trustees must receive a plurality of the votes cast, which means that the eleven nominees  receiving the highest number of affirmative  votes at the Meeting will be elected.

     For Proposal 2 (Change in Diversification  Status),  the presence in person or by proxy of a majority  (as that term is defined  in the  Investment  Company
Act) of the Fund's shares  outstanding and entitled to vote constitutes a quorum at the Meeting.  The affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote is necessary to approve Proposal 2.
Under the Investment  Company Act, such a "majority" vote is defined as the vote of the  holders  of the  lesser  of (1)  67% or more of the  shares  present  or represented by proxy at a shareholder  meeting,  if the holders of more than 50%
of the outstanding  shares are present or represented by proxy, or (2) more than
50% of the  outstanding  shares.  Shares whose proxies  reflect an abstention on
Proposal 2 are counted as shares  present and  entitled to vote for  purposes of determining  whether  the  required  quorum of shares  exists  for  Proposal  2.
However, abstentions will have the same effect as a vote "against" Proposal 2.

     In absence of a quorum or if a quorum is present  but  sufficient  votes to approve the Proposal  are not  received by the date of the Meeting,  the persons named in the enclosed proxy (or their  substitutes)  may propose and approve one or more  adjournments of the Meeting to permit further  solicitation of proxies.
All such  adjournments  will require the  affirmative  vote of a majority of the shares  present  in  person  or by proxy at the  session  of the  Meeting  to be adjourned.  The  persons  named  as  proxies  on the  proxy  ballots  (or  their substitutes)  will vote the  shares  present  in  person or by proxy  (including broker  non-votes  and  abstentions)  in  favor of such an  adjournment  if they determine  additional  solicitation  is  warranted  and in the  interests of the
Fund's shareholders.

Solicitation of Proxies

     The cost of  preparing,  printing and mailing the proxy  ballot,  notice of meeting,  and  this  Proxy  Statement  and all  other  costs  incurred  with the solicitation  of  proxies,  including  any  additional  solicitation  by letter, telephone or otherwise, will be borne by the Fund.

     Broker-dealer firms, banks, custodians,  nominees and other fiduciaries may be  required to forward  soliciting  material  to the  beneficial  owners of the shares of record  on  behalf  of the Fund and to  obtain  authorization  for the execution of proxies.  For those  services,  they will be reimbursed by the Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

     In addition to  solicitations  by mail,  solicitations  may be conducted by telephone or email  including by a hired proxy  solicitation  firm,  the cost of which will be borne by the Fund.

     If a proxy  solicitation  firm is hired, it is anticipated that the cost to the Fund of engaging a proxy solicitation firm would not exceed $5,000, plus the additional  costs which would be incurred in connection  with  contacting  those shareholders who have not voted, in the event of a need for  re-solicitation  of votes.  Currently,  if the Manager  determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager  anticipates  retaining The
Altman Group, Inc. Any proxy  solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information;  (ii) prohibited from selling or otherwise  disclosing  shareholder information  to any third party;  and (iii)  required to comply with  applicable telemarketing laws.

     o Voting By  Broker-Dealers.  Shares owned of record by a broker-dealer for the benefit of its  customers  ("street  account  shares")  will be voted by the broker-dealer based on instructions received from its customers.

     For Proposal 1 (Election of Trustees), if no instructions are received, the broker-dealer  may (if permitted by  applicable  stock  exchange  rules) give or authorize the giving of a proxy,  as record holder of such shares,  to vote such shares in connection  with the  proposals.  Beneficial  owners of street account shares cannot vote at the meeting. Only record owners may vote at the meeting.

     For Proposal 2 (Change in Diversification  Status),  if no instructions are
received,   the  broker-dealer  does  not  have  discretionary   power  ("broker
non-vote")  to vote such street  account  shares on Proposal 2 under  applicable stock exchange  rules.  This "broker  non-vote"  occurs when a proxy is received from a broker and the broker does not have  discretionary  authority to vote the shares on that  matter.  Broker  non-votes  will not be  counted  as  present or entitled to vote for purposes of determining a quorum and will not be counted as votes "FOR" or "AGAINST"  Proposal 2. Beneficial owners of street account shares cannot vote at the meeting. Only record owners may vote at the Meeting.

     o Voting by the Trustee for  OppenheimerFunds-Sponsored  Retirement  Plans.
Shares held in  OppenheimerFunds-sponsored  retirement  accounts for which votes are not received as of the last  business day before the Meeting  Date,  will be voted by the trustee  for such  accounts  in the same  proportion  as shares for which voting  instructions  from the Fund's other  shareholders have been timely received.

Revoking a Proxy

     You may  revoke  a  previously  granted  proxy  at any  time  before  it is exercised by: (1)  delivering a written  notice to the Fund  expressly  revoking your  proxy,  (2)  signing  and  sending to the Fund a  later-dated  proxy,  (3)
telephone  or internet or (4)  attending  the Meeting and casting  your votes in person  if you are a record  owner.  Please be  advised  that the  deadline  for revoking your proxy by telephone or the internet is 3:00 p.m.,  Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

     The  Board of  Trustees  of the Fund does not  intend to bring any  matters before the Meeting other than those described in this Proxy  Statement.  Neither the Board nor the Manager is aware of any other matters to be brought before the
Meeting by others.  Matters not known at the time of the  solicitation  may come before the Meeting. The proxy as solicited confers discretionary  authority with respect to such matters that might  properly come before the Meeting,  including any adjournment or adjournments  thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

     o  Shareholder  Proposals.  The Fund is not required and does not intend to hold shareholder  meetings on a regular basis.  Special meetings of shareholders may be  called  from time to time by either  the Fund or the  shareholders  (for certain matters and under special  conditions  described in the Fund's Statement of  Additional  Information).  Under  the  proxy  rules of the SEC,  shareholder proposals  that  meet  certain  conditions  may be  included  in a fund's  proxy statement  for a  particular  meeting.  Those rules  currently  require that for future  meetings,  the shareholder  must be a record or beneficial owner of Fund shares  either  (i)  with a value  of at  least  $2,000  or  (ii)  in an  amount representing  at least 1% of the Fund's  securities to be voted, at the time the proposal is submitted and for one year prior  thereto,  and must continue to own such shares through the date on which the meeting is held.  Another  requirement relates to the  timely  receipt by the Fund of any such  proposal.  Under  those rules,  a proposal  must have been  submitted a reasonable  time before the Fund began to print and mail this Proxy  Statement  in order to be  included  in this
Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next  special  meeting  after the meeting to which this Proxy  Statement relates must be received by the Fund a reasonable time before the Fund begins to print  and mail the proxy  materials  for that  meeting.  The fact that the Fund receives a proposal  from a qualified  shareholder  in a timely  manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

     o  Shareholder  Communications  to the  Board.  Shareholders  who desire to communicate  generally with the Board should address their correspondence to the
Board of Trustees of the Fund and may submit their correspondence by mail to the
Fund at 6803 South Tucson Way, Centennial,  CO 80112, attention Secretary of the
Fund,  and if the  correspondence  is intended  for a  particular  Trustee,  the shareholder should so indicate.

                                    By Order of the Board of Trustees,

                                     /s/ Robert G. Zack

                                    Robert G. Zack, Secretary
                                    February 12, 2007

                            PROXY CARD        [GRAPHIC OMITTED][GRAPHIC OMITTED]

                         OPPENHEIMER REAL ESTATE FUND
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2007

The undersigned,  revoking prior proxies,  hereby appoints Brian Wixted, Brian
Szilagyi,  and  Kathleen  Ives,  and each of them,  as  attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held  in the  name  of the  undersigned  on the  record  date  at the  Special
Meeting of  Shareholders  of  Oppenheimer  Real Estate Fund (the "Fund") to be
held at 6803  South  Tucson  Way,  Centennial,  Colorado,  80112,  on April 5,
2007, at 1:00 P.M.  Mountain  Time, or at any  adjournment  thereof,  upon the proposals  described in the Notice of Meeting and Proxy Statement,  which have been received by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of  Trustees,  and the proposals  (set  forth on the  reverse  side of this  proxy  card)  have  been proposed by the Board of Trustees.

When properly  executed,  this proxy will be voted as indicated on the reverse side or "FOR"  the  proposals  if no choice is  indicated.  The proxy  will be voted in  accordance  with the proxy  holders'  best  judgment as to any other matters that may arise at the Meeting.
                                                   Note:   Please   sign  this
                                                  proxy  exactly  as your name
                                                  or  names   appear   hereon.
                                                  Each  joint   owner   should
                                                  sign.   Trustees  and  other
                                                  fiduciaries  should indicate
                                                  the  capacity  in which they
                                                  sign.   If  a   corporation,
                                                  partnership     or     other
                                                  entity,    this    signature
                                                  should  be  that  of a  duly
                                                  authorized   individual  who
                                                  should   state  his  or  her
                                                  title.

                                                  ______________________________
                                                  Signature
                                                  Date

                                                  ______________________________
                                                  Signature (if held jointly)
                                                  Date

                                                  ______________________________
                                                  Title if a corporation,
                                                  partnership or other entity

                                  FOLD HERE

YOUR VOTE IS  IMPORTANT,  NO MATTER HOW MANY  SHARES YOU OWN.  THE  MATTERS WE
ARE SUBMITTING FOR YOUR  CONSIDERATION  ARE SIGNIFICANT TO THE FUND AND TO YOU
AS A FUND  SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY  STATEMENT AND
CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.  Internet:  Log on to  www.myproxyonline.com.  Make  sure to  Control Number:
               have this proxy card  available when you plan to
               vote  your  shares.  You will  need the  control
               number and check  digit  found in the box at the
               right at the time you execute your vote.
2.  Touchtone  Simply dial toll-free  1-866-458-9856 and follow  Check Digit:
    Phone:     the  automated  instructions.  Please  have this
               proxy card available at the time of the call.
3.  Mail:      Simply  sign,  date,  and  complete  the reverse
               side of this  proxy  card and  return  it in the
               postage paid envelope provided.

TAGID: "TAG ID"
                                                                CUSIP: "CUSIP"

                                                                    PROXY CARD

                         OPPENHEIMER REAL ESTATE FUND

   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2007

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [X]

PROPOSALS:

1.   Election of Trustees

         1 Brian F. Wruble       5 Mary F. Miller            9 Joseph M. Wikler
         2 Mathew P. Fink        6 Joel W. Motley            10 Peter I. Wold
         3 Robert G. Galli       7 Kenneth A. Randall        11 John V. Murphy
         4 Phillip A. Griffiths  8 Russell S. Reynolds, Jr.

                FOR ALL           WITHOLD ALL        FOR ALL EXCEPT
                  [ ]                 [ ]                 [ ]
            If you wish to withhold authority to vote your shares for
            a particular nominee, mark the "FOR ALL EXCEPT" box and
            write the nominee's number(s) on the line provided below.
            Your shares will be voted "FOR" any remaining nominee(s).

            ----------------------------------------------------

2.   Proposal to change the Fund's status from a "diversified company"
     to a "non-diversified company".

                  FOR               AGAINST           ABSTAIN
                  [ ]                 [ ]               [ ]